Exhibit 99.2

FREDDIE MAC FIRST QUARTER 2011 FINANCIAL RESULTS FINANCIAL STATEMENTS AND CORE TABLES

FREDDIE MAC
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(unaudited)

		Three Months Ended
Line:		March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011
		(dollars in millions, except share-related amounts)
	Interest income
	Mortgage loans:
1	Held by consolidated trusts	$22,732	$22,114	$21,473	$20,379	$20,064
2	Unsecuritized	1,961	2,179	2,305	2,282	2,334

3	Total mortgage loans	24,693	24,293	23,778	22,661	22,398
4	Investments in securities	3,899	3,574	3,557	3,345	3,283
5	Other	33	34	48	41	34

6	Total interest income	28,625	27,901	27,383	26,047	25,715

	Interest expense
7	Debt securities of consolidated trusts	(19,643)	(19,048)	(18,721)	(17,804)	(17,403)
8	Other debt	(4,599)	(4,468)	(4,145)	(3,703)	(3,565)

9	Total interest expense	(24,242)	(23,516)	(22,866)	(21,507)	(20,968)
10	Expense related to derivatives	(258)	(249)	(238)	(224)	(207)

11	Net interest income	4,125	4,136	4,279	4,316	4,540
12	Provision for credit losses	(5,396)	(5,029)	(3,727)	(3,066)	(1,989)

13	Net interest income (loss) after provision for credit losses	(1,271)	(893)	552	1,250	2,551

	Non-interest income (loss)
14	Gains (losses) on extinguishment of debt securities of consolidated trusts	(98)	4	(66)	(4)	223
15	Gains (losses) on retirement of other debt	(38)	(141)	(50)	10	12
16	Gains (losses) on debt recorded at fair value	347	544	(366)	55	(81)
17	Derivative gains (losses)	(4,685)	(3,838)	(1,130)	1,568	(427)
	Impairment of available-for-sale securities:
18	Total other-than-temporary impairment of available-for-sale securities	(417)	(114)	(523)	(724)	(1,054)
19	Portion of other-than-temporary impairment recognized in AOCI	(93)	(314)	(577)	(1,546)	(139)

20	Net impairment of available-for-sale securities recognized in earnings	(510)	(428)	(1,100)	(2,270)	(1,193)
21	Other gains (losses) on investment securities recognized in earnings	(416)	(257)	(503)	(76)	(120)
22	Other income	546	489	569	256	334

23	Non-interest income (loss)	(4,854)	(3,627)	(2,646)	(461)	(1,252)

	Non-interest expense
24	Salaries and employee benefits	(234)	(230)	(224)	(207)	(207)
25	Professional services	(81)	(67)	(72)	(77)	(56)
26	Occupancy expense	(16)	(15)	(16)	(17)	(15)
27	Other administrative expenses	(74)	(92)	(76)	(99)	(83)

28	Total administrative expenses	(405)	(404)	(388)	(400)	(361)
29	Real estate owned operations expense	(159)	40	(337)	(217)	(257)
30	Other expenses	(103)	(115)	(103)	(341)	(79)

31	Non-interest expense	(667)	(479)	(828)	(958)	(697)

32	Income (loss) before income tax benefit	(6,792)	(4,999)	(2,922)	(169)	602
33	Income tax benefit	103	286	411	56	74

34	Net income (loss)	(6,689)	(4,713)	(2,511)	(113)	676

	Other comprehensive income (loss), net of taxes and reclassification adjustments:
35	Changes in unrealized gains (losses) related to available-for-sale securities	4,646	4,097	3,781	1,097	1,941
36	Changes in unrealized gains (losses) related to cash flow hedge relationships	172	184	164	153	132
37	Changes in defined benefit plans	(10)	2	2	19	(9)

38	Total other comprehensive income (loss), net of taxes and reclassification adjustments	4,808	4,283	3,947	1,269	2,064

39	Comprehensive income (loss)	(1,881)	(430)	1,436	1,156	2,740
40	Less: Comprehensive (income) loss attributable to noncontrolling interest	1	—	—	—	—

41	Total comprehensive income (loss) attributable to Freddie Mac	$(1,880)	$(430)	$1,436	$1,156	$2,740

42	Net income (loss)	$(6,689)	$(4,713)	$(2,511)	$(113)	$676
43	Less: Net (income) loss attributable to noncontrolling interest	1	—	—	—	—

44	Net income (loss) attributable to Freddie Mac	(6,688)	(4,713)	(2,511)	(113)	676
45	Preferred stock dividends	(1,292)	(1,296)	(1,558)	(1,603)	(1,605)

46	Net loss attributable to common stockholders	$(7,980)	$(6,009)	$(4,069)	$(1,716)	$(929)

	Loss per common share:
47	Basic	$(2.45)	$(1.85)	$(1.25)	$(0.53)	$(0.29)
48	Diluted	$(2.45)	$(1.85)	$(1.25)	$(0.53)	$(0.29)
	Weighted average common shares outstanding (in thousands):
49	Basic	3,251,295	3,249,198	3,248,794	3,248,227	3,246,985
50	Diluted	3,251,295	3,249,198	3,248,794	3,248,227	3,246,985

FREDDIE MAC
CONSOLIDATED BALANCE SHEETS
(unaudited)

Line:		March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011
		(dollars in millions, except share-related amounts)
	Assets
1	Cash and cash equivalents (includes $2, $1, $1, $1, and $1, respectively, related to our consolidated VIEs)	$55,445	$49,677	$27,920	$37,012	$34,298
2	Restricted cash and cash equivalents (includes $9,386, $6,390, $5,817, $7,514, and $5,497 respectively, related to our consolidated VIEs)	9,788	6,795	6,280	8,111	6,184
3	Federal funds sold and securities purchased under agreements to resell (includes $8,750, $14,000, $25,700, $29,350, and $11,500, respectively, related to our consolidated VIEs)	25,491	42,068	44,945	46,524	37,792
	Investments in securities:
4	Available-for-sale, at fair value (includes $598, $570, $541, $817, and $298, respectively, pledged as collateral that may be repledged)	252,353	245,305	239,585	232,634	229,838
5	Trading, at fair value	75,955	66,633	63,208	60,262	61,353

6	Total investments in securities	328,308	311,938	302,793	292,896	291,191

	Mortgage loans:
	Held-for-investment, at amortized cost:
7	By consolidated trusts (net of allowances for loan losses of $21,758, $14,476, $13,228, $11,644, and $9,517, respectively)	1,745,765	1,716,026	1,681,736	1,646,172	1,644,609
8	Unsecuritized (net of allowances for loan losses of $14,872, $23,666, $25,173, $28,047, and $29,571, respectively)	160,613	182,875	186,974	192,310	197,883

9	Total held-for-investment mortgage loans, net	1,906,378	1,898,901	1,868,710	1,838,482	1,842,492
10	Held-for-sale, at lower-of-cost-or-fair-value (includes $2,206, $1,656, $2,864, $6,413, and $5,304 at fair value, respectively)	2,206	1,656	2,864	6,413	5,304

11	Total mortgage loans, net	1,908,584	1,900,557	1,871,574	1,844,895	1,847,796
12	Accrued interest receivable (includes $7,565, $7,435, $7,203, $6,895, and $6,801, respectively, related to our consolidated VIEs)	9,468	9,265	9,009	8,713	8,660
13	Derivative assets, net	57	172	100	143	58
14	Real estate owned, net (includes $134, $128, $138, $118, and $112, respectively, related to our consolidated VIEs)	5,468	6,298	7,511	7,068	6,376
15	Deferred tax assets, net	10,044	7,926	6,134	5,543	4,498
16	Other assets (includes $3,080, $4,022, $7,057, $6,001, and $2,675, respectively, related to our consolidated VIEs)	7,557	8,880	12,464	10,875	8,063

17	Total assets	$2,360,210	$2,343,576	$2,288,730	$2,261,780	$2,244,916

	Liabilities and equity (deficit)

	Liabilities
18	Accrued interest payable (includes $6,917, $6,804, $6,710, $6,502, and $6,345, respectively, related to our consolidated VIEs)	$10,764	$11,228	$10,097	$10,286	$9,392

	Debt, net:
19	Debt securities of consolidated trusts held by third parties	1,545,227	1,541,914	1,542,503	1,528,648	1,510,426
20	Other debt (includes $8,496, $7,743, $4,998, $4,443, and $3,960, at fair value, respectively)	806,621	784,431	727,391	713,940	715,572

21	Total debt, net	2,351,848	2,326,345	2,269,894	2,242,588	2,225,998
22	Derivative liabilities, net	888	873	1,071	1,209	750
23	Other liabilities (includes $3,879, $3,752, $3,808, $3,851, and $3,757, respectively, related to our consolidated VIEs)	7,235	6,868	7,726	8,098	7,539

24	Total liabilities	2,370,735	2,345,314	2,288,788	2,262,181	2,243,679

25	Commitments and contingencies

	Equity (deficit)

	Freddie Mac stockholders’ equity (deficit)
26	Senior preferred stock, at redemption value	51,700	62,300	64,100	64,200	64,700
27	Preferred stock, at redemption value	14,109	14,109	14,109	14,109	14,109
28	Common stock, $0.00 par value, 4,000,000,000 shares authorized, 725,863,886 shares issued and 649,105,601 shares, 649,147,888 shares, 649,164,670 shares, 649,179,789 shares, and 649,686,194 shares outstanding, respectively	—	—	—	—	—
29	Additional paid-in capital	—	—	4	7	—
30	Retained earnings (accumulated deficit)	(50,933)	(56,945)	(61,017)	(62,733)	(63,693)
	Accumulated other comprehensive income (loss), or AOCI, net of taxes, related to:
31	Available-for-sale securities (includes $14,719, $13,071, $12,164, $10,740, and $9,978, respectively, net of taxes, of other-than-temporary impairments)	(18,653)	(14,556)	(10,775)	(9,678)	(7,737)
32	Cash flow hedge relationships	(2,740)	(2,556)	(2,392)	(2,239)	(2,107)
33	Defined benefit plans	(137)	(135)	(133)	(114)	(123)

34	Total AOCI, net of taxes	(21,530)	(17,247)	(13,300)	(12,031)	(9,967)
35	Treasury stock, at cost, 76,758,285 shares, 76,715,998 shares, 76,699,216 shares, 76,684,097 shares, and 76,177,692 shares, respectively	(3,960)	(3,955)	(3,954)	(3,953)	(3,912)

36	Total Freddie Mac stockholders’ equity (deficit)	(10,614)	(1,738)	(58)	(401)	1,237
37	Noncontrolling interest	89	—	—	—	—

38	Total equity (deficit)	(10,525)	(1,738)	(58)	(401)	1,237

39	Total liabilities and equity (deficit)	$2,360,210	$2,343,576	$2,288,730	$2,261,780	$2,244,916

FREDDIE MAC
TABLE 1A — NET INTEREST YIELD ANALYSIS (unaudited) (dollars in millions)

		1Q 2010	2Q 2010	3Q 2010	4Q 2010	1Q 2011
	Net Interest Income:

1	Net interest income	$4,125	$4,136	$4,279	$4,316	$4,540
	Average Balances(1):

2	Cash and cash equivalents	$66,973	$45,879	$43,171	$39,190	$37,561
3	Federal funds sold and securities purchased under agreements to resell	51,645	37,238	51,439	46,633	47,861
	Mortgage-related securities:
4	Mortgage-related securities(2)	593,512	540,380	500,500	472,598	456,972
5	Extinguishment of PCs held by Freddie Mac	(256,951)	(220,350)	(195,890)	(180,452)	(167,528)

6	Total mortgage-related securities, net	336,561	320,030	304,610	292,146	289,444
7	Non-mortgage-related securities	20,189	32,571	28,631	30,590	29,309
8	Mortgage loans held by consolidated trusts(2)(3)	1,787,327	1,729,618	1,706,329	1,666,274	1,650,567
9	Unsecuritized mortgage loans(3)	159,780	212,919	221,442	230,324	240,557

10	Total interest-earning assets	2,422,475	2,378,255	2,355,622	2,305,157	2,295,299
	Debt securities of consolidated trusts:
11	Debt securities of consolidated trusts including PCs held by Freddie Mac(2)	1,801,525	1,739,519	1,723,095	1,689,180	1,665,608
12	Extinguishment of PCs held by Freddie Mac	(256,951)	(220,350)	(195,890)	(180,452)	(167,528)

13	Total debt securities of consolidated trusts held by third parties	1,544,574	1,519,169	1,527,205	1,508,728	1,498,080
	Other debt:(2)
14	Short-term debt	242,938	226,624	207,673	201,381	194,822
15	Long-term debt	556,907	561,353	542,842	512,123	518,034

16	Total other debt	799,845	787,977	750,515	713,504	712,856

17	Total interest-bearing liabilities	2,344,419	2,307,146	2,277,720	2,222,232	2,210,936
18	Net non-interest-bearing funding	78,056	71,109	77,902	82,925	84,363

19	Total funding of interest-earning assets	$2,422,475	$2,378,255	$2,355,622	$2,305,157	$2,295,299

	Yield/Cost:

20	Cash and cash equivalents	0.10%	0.15%	0.21%	0.18%	0.17%
21	Federal funds sold and securities purchased under agreements to resell	0.12	0.18	0.19	0.19	0.15
	Mortgage-related securities:
22	Mortgage-related securities	4.91	4.76	4.84	4.74	4.65
23	Extinguishment of PCs held by Freddie Mac	(5.36)	(5.29)	(5.19)	(5.06)	(4.93)
24	Total mortgage-related securities, net	4.56	4.40	4.62	4.54	4.50
25	Non-mortgage-related securities	1.21	0.67	0.59	0.43	0.41
26	Mortgage loans held by consolidated trusts	5.09	5.11	5.03	4.89	4.86
27	Unsecuritized mortgage loans	4.91	4.09	4.16	3.96	3.88
28	Yield on total interest-earning assets	4.73	4.69	4.65	4.52	4.48
	Debt securities of consolidated trusts:
29	Debt securities of consolidated trusts including PCs held by Freddie Mac	(5.13)	(5.05)	(4.94)	(4.76)	(4.67)
30	Extinguishment of PCs held by Freddie Mac	5.36	5.29	5.19	5.06	4.93
31	Total debt securities of consolidated trusts held by third parties	(5.09)	(5.02)	(4.90)	(4.72)	(4.65)
	Other debt:
32	Short-term debt	(0.23)	(0.24)	(0.27)	(0.25)	(0.24)
33	Long-term debt	(3.20)	(3.08)	(2.94)	(2.78)	(2.66)
34	Total other debt	(2.30)	(2.27)	(2.20)	(2.07)	(2.00)
35	Cost of interest-bearing liabilities	(4.14)	(4.08)	(4.01)	(3.87)	(3.79)
36	Income (expense) related to derivatives	(0.04)	(0.04)	(0.04)	(0.04)	(0.04)
37	Impact of net non-interest-bearing funding	0.13	0.13	0.13	0.14	0.14
38	Total funding of interest-earning assets	(4.05)	(3.99)	(3.92)	(3.77)	(3.69)
39	Net interest yield (annualized)	0.68	0.70	0.73	0.75	0.79

(1)	We calculate average balances based on amortized cost. For most components of the average balances, a daily weighted average balance was calculated for the periods. When daily weighted average balance information was not available, a simple monthly average balance was calculated.
(2)	When we purchase multiclass REMICs and Other Structured Securities, we record them as investments in debt securities. Interest income from the investments in debt securities is recognized as well as the interest income from the mortgage loans backing the PCs held by the trusts, which underlie multiclass REMICs and Other Structured Securities. Additionally, the interest expense from the unsecured debt issued to purchase the security is recognized along with the interest expense of the debt issued to third parties of the PC trusts we consolidate which underlie multiclass REMICs and Other Structured Securities.
(3)	Non-performing loans, where interest income is generally recognized when collected, are included in average balances.

FREDDIE MAC
TABLE 1B — NET INTEREST INCOME (unaudited) (dollars in millions)

		1Q 2010	2Q 2010	3Q 2010	4Q 2010	1Q 2011
	Net Interest Income:
1	Contractual amounts of net interest income(1)	$4,469	$4,551	$4,370	$4,353	$4,479
	Amortization income (expense), net:(2)
2	Accretion of impairments on available-for-sale securities(3)	79	83	161	69	29
	Asset-related amortization expense, net:
3	Mortgage loans held by consolidated trusts	(9)	(49)	(202)	(452)	(272)
4	Unsecured mortgage loans	75	85	84	67	56
5	Mortgage-related securities	(31)	(160)	(50)	(31)	(41)
6	Other assets	(4)	(3)	(3)	(13)	(14)

7	Asset-related amortization expense, net	31	(127)	(171)	(429)	(271)
	Debt-related amortization expense, net:
8	Debt securities of consolidated trusts	13	97	331	711	667
9	Other long-term debt securities	(209)	(219)	(174)	(164)	(157)

10	Debt-related amortization expense, net	(196)	(122)	157	547	510

11	Total amortization income (expense), net	(86)	(166)	147	187	268
12	Expense related to derivatives(4)	(258)	(249)	(238)	(224)	(207)

13	Net interest income	$4,125	$4,136	$4,279	$4,316	$4,540

(1)	Includes the reversal of interest income accrued, net of interest received on a cash basis related to mortgage loans that are on non-accrual status.
(2)	Represents amortization related to premiums, discounts, deferred fees and other adjustments to the carrying value of our financial instruments and the reclassification of previously deferred balances from AOCI for certain derivatives in cash flow hedge relationships related to individual debt issuances and mortgage purchase transactions.
(3)	The portion of the impairment charges recognized in earnings expected to be recovered is recognized as net interest income.
(4)	Represents changes in fair value of derivatives in cash flow hedge relationships that were previously deferred in AOCI and have been reclassified to earnings as the associated hedged forecasted issuance of debt affects earnings.

FREDDIE MAC
TABLE 2 — NON-INTEREST INCOME (LOSS) (unaudited) (dollars in millions)

		1Q 2010	2Q 2010	3Q 2010	4Q 2010	1Q 2011
	Non-Interest Income (Loss):
1	Gains (losses) on extinguishment of debt securities of consolidated trusts	$(98)	$4	$(66)	$(4)	$223
2	Gains (losses) on retirement of other debt	(38)	(141)	(50)	10	12
	Gains (losses) on debt recorded at fair value:
3	Translation gains (losses)	321	491	(386)	35	(117)
4	Market value adjustments	26	53	20	20	36

5	Total gains (losses) on debt recorded at fair value	347	544	(366)	55	(81)

	Derivative gains (losses):
	Foreign-currency denominated derivatives gains (losses):
6	Foreign-currency swaps gains (losses)	(331)	(484)	382	(35)	109
7	Receive-fixed swaps — foreign-currency denominated gains (losses)	(8)	(57)	(31)	(23)	(37)
8	U.S. dollar denominated derivative gains (losses)	(2,997)	(2,086)	(536)	2,615	750
9	Accrual of periodic settlements	(1,349)	(1,211)	(945)	(989)	(1,249)

10	Total derivative gains (losses)	(4,685)	(3,838)	(1,130)	1,568	(427)

	Impairment of available-for-sale securities:
11	Total other-than-temporary impairment of available-for-sale securities	(417)	(114)	(523)	(724)	(1,054)
12	Portion of other-than-temporary impairment recognized in AOCI	(93)	(314)	(577)	(1,546)	(139)

13	Net impairment of available-for-sale securities recognized in earnings	(510)	(428)	(1,100)	(2,270)	(1,193)

	Other gains (losses) on investment securities recognized in earnings:
14	Gains (losses) on trading securities	(417)	(277)	(561)	(84)	(200)
15	Gains (losses) on sale of available-for-sale securities	1	20	58	8	80

16	Total other gains (losses) on investment securities recognized in earnings	(416)	(257)	(503)	(76)	(120)

	Other income:
17	Guarantee-related income	59	60	58	40	54
18	Gains (losses) on sale of mortgage loans	95	121	28	23	95
19	Gains (losses) on mortgage loans recorded at fair value	21	5	128	(403)	(33)
20	Recoveries on loans impaired upon purchase	169	227	247	163	125
21	All other	202	76	108	433	93

22	Total other income	546	489	569	256	334

23	Total non-interest income (loss)	$(4,854)	$(3,627)	$(2,646)	$(461)	$(1,252)

FREDDIE MAC
TABLE 3 — NON-INTEREST EXPENSE(1) (unaudited) (dollars in millions)

		1Q 2010	2Q 2010	3Q 2010	4Q 2010	1Q 2011
	Non-Interest Expense:
	Administrative expenses:
1	Salaries and employee benefits	$234	$230	$224	$207	$207
2	Professional services	81	67	72	77	56
3	Occupancy expense	16	15	16	17	15
4	Other administrative expenses	74	92	76	99	83

5	Total administrative expenses	405	404	388	400	361
6	Real estate owned, or REO, operations (income) expense	159	(40)	337	217	257
7	Other expenses	103	115	103	341	79

8	Total non-interest expense	$667	$479	$828	$958	$697

(1)	In the first quarter of 2011, we reclassified certain expenses from Other expenses (Line 7) to Professional services (Line 2). Prior period amounts have been reclassified to conform to the current presentation.

FREDDIE MAC
TABLE 4 — CREDIT QUALITY INDICATORS (unaudited) (dollars in millions)

		1Q 2010	2Q 2010	3Q 2010	4Q 2010	1Q 2011
	Credit Enhancements:

1	Credit-enhanced percentage of mortgage loan portfolio purchases	13%	8%	8%	6%	7%
2	Credit-enhanced percentage of mortgage loan portfolio(1) (period end)	16%	16%	15%	15%	15%

	Delinquencies Rates: at period end(2)(3)

	Single-family:
3	Non-credit-enhanced	3.18%	3.08%	2.97%	3.01%	2.85%
4	Credit-enhanced	8.87%	8.50%	8.13%	8.27%	7.87%
5	Total Single-family	4.13%	3.96%	3.80%	3.84%	3.63%
	Multifamily:
6	Non-credit-enhanced	0.13%	0.10%	0.18%	0.12%	0.25%
7	Credit enhanced	0.72%	0.78%	0.86%	0.85%	0.75%
8	Total Multifamily	0.22%	0.22%	0.31%	0.26%	0.36%

	Single-family loan workouts(4) (number of units):

9	Loan modifications	44,228	49,562	39,284	37,203	35,158
10	Repayment plans	8,761	7,455	7,030	7,964	9,099
11	Forbearance agreements	8,858	12,815	6,976	5,945	7,678
12	Short sales and deed-in-lieu transactions	7,064	9,542	10,472	12,097	10,706

13	Total single-family loan workouts	68,911	79,374	63,762	63,209	62,641

	Non-performing assets(3) (at period end):

14	Non-performing mortgage loans	$111,802	$113,717	$114,846	$118,337	$118,062
15	REO assets, net	5,468	6,298	7,511	7,068	6,376

16	Total non-performing assets	$117,270	$120,015	$122,357	$125,405	$124,438

	REO Operations Income (Expense):

17	Single-family	$(156)	$41	$(337)	$(224)	$(257)
18	Multifamily	(3)	(1)	—	7	—

19	Total	$(159)	$40	$(337)	$(217)	$(257)

	Loan Loss Reserves:(5)

20	Beginning balance	$33,857	$36,811	$38,319	$38,596	$39,926
21	Adjustments to beginning balance(6)	(186)	—	—	—	—
22	Provision for credit losses(7)	5,396	5,029	3,727	3,066	1,989
23	Charge-offs — single-family, net	(2,634)	(3,748)	(3,723)	(2,751)	(2,863)
24	Charge-offs — multifamily, net	(18)	(27)	(23)	(35)	(12)
25	Transfers, net	396	254	296	1,050	265

26	Ending balance	$36,811	$38,319	$38,596	$39,926	$39,305

	Total Credit Losses:(8)

27	Total credit losses	$2,928	$3,879	$4,239	$3,114	$3,238
28	Annualized credit losses / average mortgage loan portfolio(9)	59.5 bps	79.1 bps	87.0 bps	65.1 bps	67.4 bps

(1)	Based on the total mortgage portfolio, excluding non-Freddie Mac mortgage-related securities and that portion of REMICs and Other Structured Securities that is backed by Ginnie Mae Certificates.
(2)	Single-family delinquencies are based on the number of loans three monthly payments or more past due or in foreclosure while multifamily delinquencies are based on UPB of loans two monthly payments or more past due or in foreclosure. Delinquencies exclude loans whose original contractual terms have been modified under an agreement with the borrower as long as the borrower complies with the modified contractual terms. See “MD&A — RISK MANAGEMENT — Credit Risk — Mortgage Credit Risk — Credit Performance — Delinquencies” in our 2010 Form 10-K for the year ended December 31, 2010, for further information about our reported delinquency rates.
(3)	Based on loans held by us on our consolidated balance sheets as well as those underlying Freddie Mac issued mortgage-related securities and other guarantee commitments.
(4)	Represents completed activities and excludes those modification, repayment and forbearance activities for which the borrower has started the required process, but the actions have not been made permanent, or effective, such as loans in the trial period under HAMP. These categories are not mutually exclusive and a loan in the category may also be included within another category. Many borrowers complete a short-term forbearance agreement before one of the other alternatives is pursued or completed. We only report activity for a single loan in the forbearance category during each quarterly period; however, a single loan may be reported in the forbearance category in separate periods. For more information on our loan workout activities see “MD&A — CREDIT RISKS — Mortgage Credit Risk — Portfolio Management Activities — Loan Workout Activities” in our 2010 Form 10-K for the year ended December 31, 2010.
(5)	Loan loss reserves equals the sum of allowance for loan losses (consolidated balance sheets — Lines 7 and 8) and reserve for guarantee losses, which is a component of Other liabilities (Line 23). Results for the second quarter of 2010 include the correction of an error. The cumulative effect of this error was recorded as a $1.3 billion pre-tax correction in the second quarter of 2010, which included a $1.0 billion pre-tax cumulative effect of this error associated with the year ended December 31, 2009. For further details related to this out-of-period accounting adjustment, see “NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES” in our Form 10-K for the year ended December 31, 2010.
(6)	Adjustments relate to the adoption of amendments to the accounting guidance for transfers of financial assets and consolidation of VIEs, which we implemented on January 1, 2010.
(7)	Provision for credit losses includes our provision for losses incurred on our loans held for investment and our provision for guarantee losses incurred on loans underlying non-consolidated Freddie Mac issued mortgage-related securities and other guarantee commitments.
(8)	Equal to REO operations income (expense) (Line 19) plus Charge-offs, net (Lines 23 and 24) plus amounts previously transferred to reduce the carrying value of loans purchased under financial guarantees. The previously transferred reserves totaled $106 million and $117 million for the three months ended March 31, 2011 and 2010, respectively.
(9)	Calculated based on the average total mortgage portfolio, excluding non-Freddie Mac mortgage-related securities and that portion of REMICs and Other Structured Securities that is backed by Ginnie Mae Certificates.

FREDDIE MAC
TABLE 5A — SEGMENT EARNINGS — CONSOLIDATED(1)(2) (unaudited) (dollars in millions)

		1Q 2010	2Q 2010	3Q 2010	4Q 2010	1Q 2011
	Segment Earnings, net of taxes:
1	Investments	$(1,313)	$(411)	$284	$2,691	$2,137
2	Single-family Guarantee	(5,596)	(4,505)	(3,138)	(3,017)	(1,820)
3	Multifamily	221	150	381	213	359
4	All Other	—	53	(38)	—	—

5	Total Segment Earnings (loss), net of taxes	$(6,688)	$(4,713)	$(2,511)	$(113)	$676

	Total Comprehensive Income (Loss) of Segments:
6	Investments segment	$1,807	$3,203	$3,601	$2,866	$3,263
7	Single-family Guarantee segment	(5,600)	(4,504)	(3,137)	(3,009)	(1,824)
8	Multifamily segment	1,913	818	1,010	1,299	1,301
9	All Other	—	53	(38)	—	—

10	Total comprehensive income (loss) of segments	$(1,880)	$(430)	$1,436	$1,156	$2,740

	Net interest yield — Segment Earnings (annualized):
11	Investments segment	74 bps	93 bps	106 bps	113 bps	110 bps
12	Multifamily segment	65 bps	77 bps	80 bps	86 bps	75 bps
	Management and guarantee income — Segment Earnings (annualized):
13	Single-family Guarantee segment	18.1 bps	18.5 bps	19.9 bps	22.0 bps	19.1 bps
14	Multifamily segment	52.8 bps	49.6 bps	49.8 bps	48.6 bps	46.8 bps
	Credit losses — Segment Earnings (annualized):
15	Single-family Guarantee segment	62.3 bps	82.8 bps	91.4 bps	68.0 bps	71.0 bps
16	Multifamily segment	8.2 bps	10.4 bps	9.0 bps	10.7 bps	4.2 bps

(1)	See “NOTE 15: SEGMENT REPORTING” in our Form 10-Q for the quarter ended March 31, 2011 for more information regarding Segment Earnings.
(2)	The sum of Segment Earnings for each segment and the All Other category equals GAAP net income (loss) attributable to Freddie Mac. Likewise, the sum of total comprehensive income (loss) for each segment and the All Other category equals GAAP total comprehensive income (loss) attributable to Freddie Mac.

FREDDIE MAC
TABLE 5B — SEGMENT EARNINGS — INVESTMENTS SEGMENT(1)(2) (unaudited) (dollars in millions)

		1Q 2010	2Q 2010	3Q 2010	4Q 2010	1Q 2011
	Segment Earnings, net of taxes:
1	Net interest income	$1,311	$1,509	$1,667	$1,705	$1,653
	Non-interest income (loss):
2	Net impairment of available-for-sale securities	(376)	(327)	(934)	(2,182)	(1,029)
3	Derivative gains (losses)	(2,702)	(2,193)	192	2,844	1,103
4	Other non-interest income (loss)	(22)	294	(768)	91	236

5	Total non-interest income (loss)	(3,100)	(2,226)	(1,510)	753	310

	Non-interest expense:
6	Administrative expenses	(122)	(111)	(110)	(112)	(95)
7	Other non-interest expense	(7)	(6)	(1)	(4)	—

8	Total non-interest expense	(129)	(117)	(111)	(116)	(95)

9	Segment adjustments	510	294	272	282	203

10	Segment Earnings (loss) before income tax (expense) benefit	(1,408)	(540)	318	2,624	2,071
11	Income tax (expense) benefit	97	129	(34)	67	66

12	Segment Earnings (loss), net of taxes, including noncontrolling interest	(1,311)	(411)	284	2,691	2,137
13	Less: Net (income) loss — noncontrolling interest	(2)	—	—	—	—

14	Segment Earnings (loss), net of taxes	(1,313)	(411)	284	2,691	2,137
15	Total other comprehensive income, net of taxes	3,120	3,614	3,317	175	1,126

16	Total comprehensive income — Investments segment	$1,807	$3,203	$3,601	$2,866	$3,263

17	Net interest yield — Segment Earnings (annualized)	74 bps	93 bps	106 bps	113 bps	110 bps

(1)	See “NOTE 15: SEGMENT REPORTING” in our Form 10-Q for the quarter ended March 31, 2011 for more information regarding Segment Earnings.
(2)	Segment Earnings for the Investments segment equals GAAP net income (loss) attributable to Freddie Mac for the Investments segment.

FREDDIE MAC
TABLE 5C — SEGMENT EARNINGS — SINGLE-FAMILY GUARANTEE SEGMENT(1)(2) (unaudited) (dollars in millions)

		1Q 2010	2Q 2010	3Q 2010	4Q 2010	1Q 2011
	Segment Earnings, net of taxes:
1	Net interest income	$59	$51	$(4)	$(34)	$100
2	Provision for credit losses(3)	(6,041)	(5,294)	(3,980)	(3,470)	(2,284)
	Non-interest income:
3	Management and guarantee income	848	865	922	1,000	870
4	Other non-interest income	210	268	307	566	211

5	Total non-interest income	1,058	1,133	1,229	1,566	1,081

	Non-interest expense:
6	Administrative expenses	(229)	(242)	(224)	(235)	(215)
7	REO operations income (expense)	(156)	41	(337)	(224)	(257)
8	Other non-interest expense	(79)	(90)	(85)	(324)	(66)

9	Total non-interest expense	(464)	(291)	(646)	(783)	(538)

10	Segment adjustments	(213)	(208)	(245)	(287)	(185)

11	Segment Earnings (loss) before income tax (expense) benefit	(5,601)	(4,609)	(3,646)	(3,008)	(1,826)
12	Income tax (expense) benefit	5	104	508	(9)	6

13	Segment Earnings (loss), net of taxes	(5,596)	(4,505)	(3,138)	(3,017)	(1,820)
14	Total other comprehensive income (loss), net of taxes	(4)	1	1	8	(4)

15	Total comprehensive income (loss) — Single-family Guarantee segment	$(5,600)	$(4,504)	$(3,137)	$(3,009)	$(1,824)

	Management and guarantee income — Segment Earnings:
16	Contractual management and guarantee fees (annualized rate)	13.3 bps	13.6 bps	13.5 bps	13.8 bps	13.6 bps
17	Amortization of delivery fees (annualized rate)	4.8 bps	4.9 bps	6.4 bps	8.2 bps	5.5 bps

18	Segment Earnings management and guarantee income (annualized rate)	18.1 bps	18.5 bps	19.9 bps	22.0 bps	19.1 bps

	Credit losses — Segment Earnings:
19	Annualized credit losses/average single-family credit guarantee portfolio	62.3 bps	82.8 bps	91.4 bps	68.0 bps	71.0 bps

(1)	See “NOTE 15: SEGMENT REPORTING” in our Form 10-Q for the quarter ended March 31, 2011 for more information regarding Segment Earnings.
(2)	Segment Earnings for the Single-family Guarantee segment equals GAAP net income (loss) attributable to Freddie Mac for the Single-family Guarantee segment.
(3)	Results for the second quarter of 2010 include the correction of an error. The cumulative effect of this error was recorded as a $1.3 billion pre-tax correction in the second quarter of 2010, which included a $1.0 billion pre-tax cumulative effect of this error associated with the year ended December 31, 2009. For further details related to this out-of-period accounting adjustment, see “NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES” in our Form 10-K for the year ended December 31, 2010.

FREDDIE MAC
TABLE 5D — SEGMENT EARNINGS — MULTIFAMILY SEGMENT(1)(2) (unaudited) (dollars in millions)

		1Q 2010	2Q 2010	3Q 2010	4Q 2010	1Q 2011
	Segment Earnings, net of taxes:

1	Net interest income	$238	$278	$290	$308	$279
2	(Provision) benefit for credit losses	(29)	(119)	(19)	68	60
	Non-interest income (loss):
3	Management and guarantee income	24	25	25	27	28
4	Security impairments	(55)	(17)	(5)	(19)	(135)
5	Derivative gains (losses)	5	(1)	1	1	2
6	Other non-interest income (loss)	108	55	185	(111)	187

7	Total non-interest income (loss)	82	62	206	(102)	82

	Non-interest expense:
8	Administrative expenses	(54)	(51)	(54)	(53)	(51)
9	REO operations income (expense)	(3)	(1)	—	7	—
10	Other non-interest expense	(17)	(19)	(17)	(13)	(13)

11	Total non-interest expense	(74)	(71)	(71)	(59)	(64)

12	Segment Earnings before income tax benefit (expense)	217	150	406	215	357
13	Income tax benefit (expense)	1	—	(25)	(2)	2

14	Segment Earnings, net of taxes, including noncontrolling interest	218	150	381	213	359
15	Less: Net (income) loss — noncontrolling interest	3	—	—	—	—

16	Segment Earnings, net of taxes	221	150	381	213	359
17	Total other comprehensive income, net of taxes	1,692	668	629	1,086	942

18	Total comprehensive income — Multifamily segment	$1,913	$818	$1,010	$1,299	$1,301

19	Net interest yield — Segment Earnings (annualized)	65 bps	77 bps	80 bps	86 bps	75 bps
	Management and guarantee income — Segment Earnings:

20	Average contractual rate (annualized)(3)	52.8 bps	49.6 bps	49.8 bps	48.6 bps	46.8 bps
	Credit losses — Segment Earnings:

21	Annualized credit losses/average multifamily mortgage portfolio	8.2 bps	10.4 bps	9.0 bps	10.7 bps	4.2 bps

(1)	See “NOTE 15: SEGMENT REPORTING” in our Form 10-Q for the quarter ended March 31, 2011 for more information regarding Segment Earnings.
(2)	Segment Earnings for the Multifamily segment equals GAAP net income (loss) attributable to Freddie Mac for the Multifamily segment.
(3)	There are no credit fees associated with our multifamily guarantees; however, this rate excludes prepayment and certain other fees.